                                                                    EXHIBIT 32.2

CERTIFICATION

PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)

UNDER THE SECURITIES AND EXCHANGE ACT OF 1934

AND 18 U.S.C. SECTION 1350

In  connection  with the  accompanying  Quarterly  Report  on Form  10-QSB  (the

"Report") of Diamond  Entertainment  Corporation (the "Company") for the quarter ended June 30, 2005, I, Jeffrey I. Schillen, Executive President, Sales and

Marketing and Co-Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C.  Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002, to my  knowledge, that:

     (1)  the Report fully  complies with the  requirements  of section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                            /s/ Jeffrey I Schillen

                                            --------------------

                                            Jeffrey I. Schillen

Title:  Executive Vice President, Sales and

    Marketing and Co-Chief Executive

                                              Officer

                                            Date:  August 19, 2005